ModivCare Reports
Third Quarter 2021 Financial Results

Denver, CO – November 5, 2021 – ModivCare Inc. (the “Company” or “ModivCare”) (Nasdaq: MODV), a technology-enabled healthcare services company that provides a suite of integrated supportive care solutions focused on improving patient outcomes, today reported financial results for the three and nine months ended September 30, 2021.

Third Quarter 2021 Highlights:
•Revenue of $493.1 million, a 53.8% increase as compared to $320.6 million in the third quarter of 2020
•Loss from continuing operations, net of tax, of $7.5 million or a loss of $0.53 per diluted common share
•Adjusted EBITDA of $44.3 million, Adjusted Net Income of $23.0 million and Adjusted EPS of $1.63
•Net cash provided by operating activities during the quarter of $174.7 million
•Cash and cash equivalents of $126.5 million at September 30, 2021, with $500.0 million debt outstanding related to the Senior Unsecured Notes due November 15, 2025 and an additional $500.0 million debt outstanding related to the Senior Unsecured Notes due October 1, 2029
•Matrix, on a standalone basis, had a net loss of $15.6 million and Adjusted EBITDA of $2.6 million

“We continue to make progress executing on our strategy to transform ModivCare into a one-of-a-kind, integrated supportive care company, with solutions focused on addressing the social determinants of health and enhancing the patient experience,” said Daniel E. Greenleaf, President and Chief Executive Officer of ModivCare. “In September, we closed on the acquisitions of VRI and CareFinders, adding two highly complementary businesses to our growing footprint. We are excited about our expanded ability to address patient needs holistically, fueled by our technology, while also driving meaningful shareholder value. We are encouraged by the favorable responses from our customers to our transformation. Lastly, I am extremely grateful for our ModivCare team members, transportation providers and caregivers, who continue to play an integral role in driving access to care and improved outcomes for the 30 million patients we serve.”

Heath Sampson, Chief Financial Officer added, “ModivCare reported a strong third quarter, and we deployed meaningful capital for the strategic and value-enhancing acquisitions of VRI and CareFinders. We were pleased with the successful issuance of $500 million of 5.00% Senior Notes due 2029, of which we used the net proceeds to finance the acquisition of VRI and for general corporate purposes. We ended the third quarter in a strong financial position with $126.5 million of cash and cash equivalents and an undrawn $225.0 million revolving credit facility.”

Third Quarter 2021 Results

For the third quarter of 2021, the Company reported revenue of $493.1 million, an increase of 53.8% from $320.6 million in the third quarter of 2020.

Operating income was $13.1 million, or 2.7% of revenue, in the third quarter of 2021, compared to operating income of $43.3 million, or 13.5% of revenue, in the third quarter of 2020. Loss from continuing operations, net of tax, in the third quarter of 2021 was $7.5 million, or a loss of $0.53 per diluted common share, compared to income from continuing operations, net of tax, of $38.9 million, or $2.51 per diluted common share, in the third quarter of 2020.

Adjusted EBITDA was $44.3 million, or 9.0% of revenue, in the third quarter of 2021, compared to $59.3 million, or 18.5% of revenue, in the third quarter of 2020.

Adjusted Net Income in the third quarter of 2021 was $23.0 million, or $1.63 per diluted common share, compared to $42.0 million, or $2.97 per diluted common share, in the third quarter of 2020.

Comparable Adjusted EBITDA and Adjusted Net Income for Q3 2020 were recast to show the impact of stock-based compensation and cash settled equity, which the Company is now including for the purpose of these calculations.

The quarter-over-quarter increase in revenue was primarily due to incremental revenue of $109.6 million associated with the acquisition of Simplura. Revenue further increased as a result of higher trip volume in our NEMT business, as the third quarter of the prior year was more heavily impacted by the COVID-19 pandemic.

Adjusted EBITDA decreased in the third quarter of 2021 as compared to the third quarter of 2020 due to higher service expense costs associated with higher utilization and contact center activity. Adjusted EBITDA also decreased as a result of higher corporate general and administrative cost as the Company continued to make investments in its employees and technology.

Matrix Medical Network

For the third quarter of 2021, Matrix’s revenue was $78.5 million, a decrease of 44.2% from $140.7 million in the third quarter of 2020. Matrix had an operating loss of $16.8 million for the third quarter of 2021, compared to an operating income of $35.5 million for the third quarter of 2020.

ModivCare recorded a loss of $6.7 million related to its Matrix equity investment compared to an income of $10.3 million for the third quarter of 2020.

For the third quarter of 2021, Matrix recorded Adjusted EBITDA of $2.6 million or 3.3% of revenue, compared to $54.3 million, or 38.6% of revenue, for the third quarter of 2020.

Matrix’s Clinical Solutions business line primarily contributed to the decrease in Adjusted EBITDA. The decrease was due to a significant reduction in COVID-related vaccination and testing revenue. Additionally, Clinical Solutions made significant investments in staffing in anticipation of new business wins within the decentralized clinical trials market. The Clinical Care business line was relatively flat to prior year Adjusted EBITDA, as higher operating costs offset continued double-digit growth in health assessment volumes.

As of September 30, 2021, Matrix had $244.3 million in net debt and ModivCare's ownership interest was 43.6%.

Conference Call

ModivCare will hold a conference call to discuss its financial results on Friday, November 5, 2021 at 8:00 a.m. ET. To access the call, please dial:

US toll-free: 1 (877) 423 9820
International: 1 (201) 493 6749

You may also access the conference call via webcast at investors.modivcare.com, where the call also will be archived.

About ModivCare

ModivCare Inc. ("ModivCare") (Nasdaq: MODV) is a technology-enabled healthcare services company that provides a suite of integrated supportive care solutions for public and private payors and their patients. Our value-based solutions address the social determinants of health (SDoH), enable greater access to care, reduce costs, and improve outcomes. We are a leading provider of non-emergency medical transportation (NEMT), personal and home care, remote patient monitoring and nutritional meal delivery. ModivCare also holds a minority equity interest in CCHN Group Holdings, Inc. and its subsidiaries ("Matrix Medical Network"), which partners with leading health plans and providers nationally, delivering a broad array of assessment and care management services to individuals that improve health outcomes and health plan financial performance. For more information, please visit us at www.modivcare.com.

Non-GAAP Financial Measures and Adjustments

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this press release includes EBITDA and Adjusted EBITDA for the Company and its segments, as well as Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including severance and office closure and professional services costs, (2) certain transaction and related costs, (3) cash settled equity, (4) stock-based compensation, (5) COVID-19 related costs, net of grant income, and (6) equity in net (income) loss of investee. Adjusted

Net Income is defined as income from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges including severance and office closure and professional services costs, (2) certain transaction and related costs, (3) cash settled equity, (4) stock-based compensation, (5) equity in net (income) loss of investee, (6) intangible amortization expense, (7) COVID-19 related costs, net of grant income, (8) tax impacts from the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), and (9) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) income allocated to participating securities, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations, or MCOs; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our Personal Care Segment; acquired unknown liabilities in connection with the acquisition of our Personal Care Segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; and our reliance on our Matrix Investment segment's financial condition.

The Company has provided additional information about the risks facing our business in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contact
Kalle Ahl, The Equity Group
(212) 836-9614
kahl@equityny.com

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ModivCare Inc.

ModivCare Inc.
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Service revenue, net	$493,059	$320,619	$1,421,117	$970,166
Grant income	—	—	3,500	—

Operating expenses:
Service expense	399,272	235,543	1,139,170	764,310
General and administrative expense	68,054	34,441	179,271	86,435
Depreciation and amortization	12,608	7,301	36,667	17,199
Total operating expenses	479,934	277,285	1,355,108	867,944

Operating income	13,125	43,334	69,509	102,222

Other expenses (income):
Interest expense, net	17,702	379	34,412	2,118
Equity in net loss (income) of investee	6,748	(10,325)	1,978	(12,200)
Income (loss) from continuing operations before income taxes	(11,325)	53,280	33,119	112,304
Provision (benefit) for income taxes	(3,863)	14,360	7,944	19,785
Income (loss) from continuing operations, net of tax	(7,462)	38,920	25,175	92,519
Loss from discontinued operations, net of tax	(108)	(115)	(232)	(618)
Net income (loss)	$(7,570)	$38,805	$24,943	$91,901

Net income (loss) available to common stockholders	$(7,570)	$35,346	$24,943	$34,563

Basic earnings (loss) per common share:
Continuing operations	$(0.53)	$2.53	$1.79	$2.63
Discontinued operations	(0.01)	(0.01)	(0.02)	(0.05)
Basic earnings (loss) per common share	$(0.54)	$2.52	$1.77	$2.58

Diluted earnings (loss) per common share:
Continuing operations	$(0.53)	$2.51	$1.76	$2.62
Discontinued operations	(0.01)	(0.01)	(0.02)	(0.05)
Diluted earnings (loss) per common share	$(0.54)	$2.50	$1.74	$2.57

Weighted-average number of common shares outstanding:
Basic	13,993,438	14,026,039	14,102,371	13,367,605
Diluted	13,993,438	14,133,904	14,278,331	13,415,344

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ModivCare Inc.

ModivCare Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$126,506	$183,281
Accounts receivable, net	289,230	197,943
Other current assets (1)	54,775	44,634
Current assets of discontinued operations (2)	141	758
Total current assets	470,652	426,616
Operating lease right-of-use assets	44,077	30,928
Property and equipment, net	52,538	27,544
Goodwill and intangible assets, net	1,421,983	790,579
Equity investment	134,353	137,466
Other assets	11,550	12,780
Total assets	$2,135,153	$1,425,913

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$33,458	$8,464
Accrued contract payables	320,045	101,705
Accrued expenses and other current liabilities	109,571	117,010
Accrued transportation costs	92,028	79,674
Current portion of operating lease liabilities	9,287	8,277
Other current liabilities (3)	10,051	7,650
Current liabilities of discontinued operations (2)	1,527	1,971
Total current liabilities	575,967	324,751
Long-term debt, net of deferred financing costs	974,669	485,980
Operating lease liabilities, less current portion	35,389	23,437
Long-term contracts payables	5,793	72,183
Other long-term liabilities (4)	139,348	107,951
Total liabilities	1,731,166	1,014,302

Stockholders' equity	403,987	411,611
Total liabilities and stockholders' equity	$2,135,153	$1,425,913

(1) Includes other receivables, prepaid expenses and other current assets, and short-term restricted cash.
(2) Includes assets or liabilities related to WD Services' former Saudi Arabian operation.
(3) Includes deferred revenue and self-funded insurance programs.
(4) Includes other long-term liabilities and deferred tax liabilities.

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ModivCare Inc.

ModivCare Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine months ended September 30,
	2021	2020
Operating activities
Net income	$24,943	$91,901
Depreciation and amortization	36,666	17,199
Stock-based compensation	4,225	2,949
Equity in net loss (income) of investee	1,978	(12,200)
Deferred income taxes	(3,295)	12,612
Reduction of right-of-use assets	8,681	6,769
Other non-cash items (1)	463	(2,847)
Changes in working capital (2)	101,033	170,843
Net cash provided by operating activities	174,694	287,226

Investing activities
Purchase of property and equipment	(13,852)	(4,786)
Acquisition, net of cash acquired	(667,228)	(77,665)
Net cash used in investing activities	(681,080)	(82,451)

Financing activities
Proceeds from debt	625,000	162,000
Repayment of debt	(125,000)	(162,000)
Repurchase of common stock, for treasury	(39,040)	(10,186)
Payment of debt issuance costs	(13,486)	—
Proceeds from common stock issued pursuant to stock option exercise	3,099	21,581
Restricted stock surrendered for employee tax payment	(851)	(92)
Preferred stock redemption payment	—	(88,743)
Preferred stock dividends	—	(1,988)
Other financing activities	—	(204)
Net cash provided by (used in) financing activities	449,722	(79,632)

Net change in cash, cash equivalents and restricted cash	(56,664)	125,143
Cash, cash equivalents and restricted cash at beginning of period	183,356	61,673
Cash, cash equivalents and restricted cash at end of period	$126,692	$186,816

(1) Includes provision for doubtful accounts and amortization of deferred financing costs and debt discount.
(2) Includes accounts receivable and other receivables, prepaid expenses and other assets, self-funded insurance programs, income tax refunds on sale of business, accrued contract payables, accounts payable and accrued expenses, accrued transportation costs, deferred revenue and other long-term liabilities.

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ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended September 30, 2021
	NEMT	Personal Care	RPM	Matrix Investment	Total Continuing Operations

Service revenue, net	$372,992	$118,503	$1,564	$—	$493,059
Grant income	—	—	—	—	—

Operating expenses:
Service expense	304,398	94,107	767	—	399,272
General and administrative expense	52,118	15,720	216	—	68,054
Depreciation and amortization	7,496	4,912	200	—	12,608
Total operating expenses	364,012	114,739	1,183	—	479,934

Operating income	8,980	3,764	381	—	13,125

Other expenses (income):
Interest expense, net	17,702	—	—	—	17,702
Equity in net loss of investee	—	—	—	6,748	6,748
Income (loss) from continuing operations
before income taxes	(8,722)	3,764	381	(6,748)	(11,325)
Provision (benefit) for income taxes	(2,931)	864	107	(1,903)	(3,863)
Income (loss) from continuing operations, net of taxes	(5,791)	2,900	274	(4,845)	(7,462)

Interest expense, net	17,702	—	—	—	17,702
Provision (benefit) for income taxes	(2,931)	864	107	(1,903)	(3,863)
Depreciation and amortization	7,496	4,912	200	—	12,608

EBITDA	16,476	8,676	581	(6,748)	18,985

Restructuring and related charges (1)	3,087	—	—	—	3,087
Transaction costs (2)	10,115	1,177	—	—	11,292
Cash settled equity	2,599	—	—	—	2,599
Stock-based compensation	1,217	—	—	—	1,217
COVID-19 related costs, net of grant income	165	228	—	—	393
Equity in net loss of investee	—	—	—	6,748	6,748

Adjusted EBITDA	$33,659	$10,081	$581	$—	$44,321

(1) Restructuring and related charges include professional services costs.
(2) Transaction costs include Circulation management incentive plan ("MIP") costs and certain transaction-related expenses.

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ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended September 30, 2020
	NEMT	Matrix Investment	Total Continuing Operations

Service revenue, net	$320,619	$—	$320,619

Operating expenses:
Service expense	235,543	—	235,543
General and administrative expense	34,441	—	34,441
Depreciation and amortization	7,301	—	7,301
Total operating expenses	277,285	—	277,285

Operating income	43,334	—	43,334

Other expenses (income):
Interest expense, net	379	—	379
Equity in net income of investee	—	(10,325)	(10,325)
Income from continuing
operations before income taxes	42,955	10,325	53,280
Provision for income taxes	11,774	2,586	14,360
Income from continuing operations, net of taxes	31,181	7,739	38,920

Interest expense, net	379	—	379
Provision for income taxes	11,774	2,586	14,360
Depreciation and amortization	7,301	—	7,301

EBITDA	50,635	10,325	60,960

Restructuring and related charges (1)	969	—	969
Transaction costs (2)	3,579	—	3,579
Cash settled equity (3)	2,894		2,894
Stock-based compensation (3)	1,139	—	1,139
COVID-19 related costs	118	—	118
Equity in net income of investee	—	(10,325)	(10,325)

Adjusted EBITDA	$59,334	$—	$59,334

(1) Restructuring and related charges include severance and office closure costs of $0.6 million and professional services costs of $0.4 million.
(2) Transaction costs include Circulation management incentive plan ("MIP") costs and certain transaction-related expenses.
(3) Adjusted EBITDA for Q3 of 2020 was recast to show the impact of stock-based compensation and cash settled equity, which the Company is now including for purposes of this calculation.
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ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Nine months ended September 30, 2021
	NEMT	Personal Care	RPM	Matrix Investment	Total Continuing Operations

Service revenue, net	$1,081,168	$338,385	$1,564	$—	$1,421,117
Grant income	—	3,500	—	—	3,500

Operating expenses:
Service expense	869,470	268,933	767	—	1,139,170
General and administrative expense	133,706	45,349	216	—	179,271
Depreciation and amortization	21,744	14,723	200	—	36,667
Total operating expenses	1,024,920	329,005	1,183	—	1,355,108

Operating income	56,248	12,880	381	—	69,509

Other expenses (income):
Interest expense, net	34,412	—	—	—	34,412
Equity in net loss of investee	—	—	—	1,978	1,978
Income (loss) from continuing operations
before income taxes	21,836	12,880	381	(1,978)	33,119
Provision (benefit) for income taxes	5,027	3,364	107	(554)	7,944
Income (loss) from continuing operations, net of taxes	16,809	9,516	274	(1,424)	25,175

Interest expense, net	34,412	—	—	—	34,412
Provision for income taxes	5,027	3,364	107	(554)	7,944
Depreciation and amortization	21,744	14,723	200	—	36,667

EBITDA	77,992	27,603	581	(1,978)	104,198

Restructuring and related charges (1)	11,215	—	—	—	11,215
Transaction costs (2)	14,969	3,467	—	—	18,436
Cash settled equity	9,145	—	—	—	9,145
Stock-based compensation	3,707	76	—	—	3,783
COVID-19 related costs, net of grant income	618	(1,871)	—	—	(1,253)
Equity in net income of investee	—	—	—	1,978	1,978

Adjusted EBITDA	$117,646	$29,275	$581	$—	$147,502

(1) Restructuring and related charges include professional services costs of $10.1 million and severance and office closure costs of $1.1 million.
(2) Transaction costs include Circulation management incentive plan ("MIP") costs and certain transaction-related expenses.

ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Nine months ended September 30, 2020
	NEMT	Matrix Investment	Total Continuing Operations

Service revenue, net	$970,166	$—	$970,166
Grant income	—	—	—

Operating expenses:
Service expense	764,310	—	764,310
General and administrative expense	86,435	—	86,435
Depreciation and amortization	17,199	—	17,199
Total operating expenses	867,944	—	867,944

Operating income	102,222	—	102,222

Other expenses (income):
Interest expense, net	2,118	—	2,118
Equity in net income of investee	—	(12,200)	(12,200)
Income from continuing
operations before income taxes	100,104	12,200	112,304
Provision for income taxes	16,730	3,055	19,785
Income from continuing operations, net of taxes	83,374	9,145	92,519

Interest expense, net	2,118	—	2,118
Provision for income taxes	16,730	3,055	19,785
Depreciation and amortization	17,199	—	17,199

EBITDA	119,421	12,200	131,621

Restructuring and related charges (1)	3,277	—	3,277
Transaction costs (2)	4,700	—	4,700
Cash settled equity (3)	6,891	—	6,891
Stock-based compensation (3)	2,834	—	2,834
COVID-19 related costs, net of grant income	349	—	349
Equity in net (income) loss of investee	—	(12,200)	(12,200)

Adjusted EBITDA	$137,472	$—	$137,472

(1) Restructuring and related charges include severance and office closure costs of $1.7 million and professional services of $1.6 million.
(2) Transaction costs include Circulation MIP and certain transaction-related expenses.
(3) Adjusted EBITDA for the nine months ended September 30, 2020 was recast to show the impact of stock-based compensation and cash settled equity, which the Company is now including for purposes of this calculation.

ModivCare Inc.

ModivCare Inc.
Unaudited Summary Financial Information of Equity Investment in Matrix Medical Network (1)
(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Revenue	$78,458	$140,728	$316,830	$292,699
Operating expense	87,324	94,509	288,883	213,219
Depreciation and amortization	7,921	10,730	24,497	30,406
Operating income (loss)	(16,787)	35,489	3,450	49,074

Interest expense, net	4,337	4,545	12,502	15,264
Provision (benefit) for income taxes	(5,497)	9,562	(1,909)	9,893
Net income (loss)	(15,627)	21,382	(7,143)	23,917

Equity Interest	43.6%	43.6%	43.6%	43.6%
Net income (loss) - Equity Investment	(6,813)	9,318	(3,114)	10,423
Management fee and other	65	1,007	1,136	1,777
Equity in net income (loss) of investee	$(6,748)	$10,325	$(1,978)	$12,200

Cash	$74,958	$67,560
Net Debt (2)	$244,317	$322,575

(1)The results of our equity method investment are excluded from the calculation of ModivCare's Adjusted EBITDA and Adjusted Net Income.
(2)Net debt represents long-term debt including the current portion, excluding deferred financing costs, less cash.

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ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA: Matrix Medical Network (1)
(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Revenue	$78,458	$140,728	$316,830	$292,699
Operating expense	87,324	94,509	288,883	213,219
Depreciation and amortization	7,921	10,730	24,497	30,406
Operating income (loss)	(16,787)	35,489	3,450	49,074

Interest expense, net	4,337	4,545	12,502	15,264
Provision (benefit) for income taxes	(5,497)	9,562	(1,909)	9,893
Net income (loss)	(15,627)	21,382	(7,143)	23,917

Depreciation and amortization	7,921	10,730	24,497	30,406
Interest expense	4,337	4,545	12,502	15,264
Provision (benefit) for income taxes	(5,497)	9,562	(1,909)	9,893
EBITDA	(8,866)	46,219	27,947	79,480
Management fees	132	2,169	2,424	3,838
Integration costs	14	—	169	—
Severance costs	1,136	286	1,368	1,223
Restructuring expense	7,476	3,781	17,691	3,781
COVID-19 related costs	216	1,507	1,163	6,599
Transaction costs	2,522	297	6,945	2,051
Adjusted EBITDA	$2,630	$54,259	$57,707	$96,972

(1) ModivCare accounts for its proportionate share of Matrix's results using the equity method. Matrix's Adjusted EBITDA is not included within ModivCare's Adjusted EBITDA in any period presented.

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ModivCare Inc.

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Net Income per Common Share:
(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Income (loss) from continuing operations, net of tax	$(7,462)	$38,920	$25,175	$92,519

Restructuring and related charges(1)	3,087	969	11,215	3,277
Transaction costs(2)	11,292	3,579	18,436	4,700
Cash settled equity(3)	2,599	2,894	9,145	6,891
Stock-based compensation(3)	1,217	1,139	3,783	2,834
Equity in net loss (income) of investee	6,748	(10,325)	1,978	(12,200)
Intangible amortization expense	9,177	4,884	27,827	10,219
Transaction-related financing expense	6,630	—	6,630	—
COVID-19 related costs, net of grant income	393	118	(1,253)	349
Tax impact of the CARES Act	—	—	—	(10,984)
Tax effected impact of adjustments	(10,647)	98	(20,577)	(1,733)

Adjusted Net Income	$23,034	$42,276	$82,359	$95,872

Dividends on convertible preferred stock	—	(27)	—	(1,988)
Income allocated to participating securities	—	(264)	—	(7,052)

Adjusted Net Income available to common stockholders	$23,034	$41,985	$82,359	$86,832

Adjusted earnings per share	$1.63	$2.97	$5.77	$6.47

Diluted weighted-average number of common shares outstanding	14,161,806	14,133,904	14,278,331	13,415,344

(1) Restructuring and related charges include severance and office closure costs and professional services.
(2) Transaction costs include the MIP related to the Circulation acquisition and certain other transaction-related expenses.
(3) Adjusted net income for the three and nine months ended September 30, 2020 was recast to show the impact of stock-based compensation and cash settled equity, which the Company is now including for purposes of this calculation.